                                                                EXHIBIT h(38)(f)

                                 AMENDMENT NO. 5
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware trust, A I M Distributors, Inc., a Delaware corporation, Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                           POLICIES FUNDED BY THE
THE POLICIES                               UTILIZING THE FUNDS                         SEPARATE ACCOUNTS
---------------------                      -------------------                         ----------------------
AIM V.I. Aggressive Growth Fund            Fulcrum Account of Allmerica Financial      3025-96
AIM V.I. Blue Chip Fund                    Life Insurance and Annuity Company
AIM V.I. Capital Appreciation Fund
AIM V.I. Dent Demographic Trends Fund      Fulcrum Variable Life Account of            1030-96
AIM V.I. Growth Fund                       Allmerica Financial Life Insurance and
AIM V.I. High Yield Fund                   Annuity Company
AIM V.I. International Equity Fund
AIM V.I. Value Fund                        FUVUL Separate Account of Allmerica         1036-99
                                           Financial Life Insurance and Annuity
                                           Company

                                           Separate Account VA-P of Allmerica          Pioneer Vision; Pioneer C-Vision; and
                                           Financial Life Insurance and Annuity        Pioneer XtraVision; A3030-99; Pioneer
                                           Company                                     No-Load

                                           Separate Account VA-K(Delaware) of          Delaware Medallion; Delaware Golden
                                           Allmerica Financial Life Insurance and      Medallion; A3030-99; Delaware No-Load
                                           Annuity Company

                                           Separate Account VA-K of Allmerica          A3030-99; Agency Ultimate Advantage;
                                           Financial Life Insurance and Annuity        Advantage, ExecAnnuity; First Union
                                           Company                                     IVA; Fund Quest; Annuity Scout

                                           Group VEL Account                           Executive Solutions

                                           Allmerica Select Separate Account           Select Reward, Secondary Acclaim,
                                                                                       Select Resource (I, II), Select
                                                                                       Charter

                                           Allmerica Select Separate Account (Life)    Select Life, Select Inheiritage,
                                                                                       Select Single Premium Life, Select
                                                                                       VUL 2001

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   December 1, 2000

                                              AIM VARIABLE INSURANCE FUNDS


Attest: /s/ P. MICHELLE GRACE                 By: /s/ ROBERT H. GRAHAM
        ----------------------------              ------------------------------
Name:   P. Michelle Grace                     Name:  Robert H. Graham
Title:  Assistant Secretary                   Title: President


(SEAL)

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

                                              A I M DISTRIBUTORS, INC.


Attest: /s/ P. MICHELLE GRACE                 By: /s/ ROBERT H. GRAHAM
        ----------------------------              ------------------------------
Name:   P. Michelle Grace                     Name:  Robert H. Graham
Title:  Assistant Secretary                   Title: Sr. Vice President


(SEAL)

                                              ALLMERICA FINANCIAL LIFE INSURANCE
                                              AND ANNUITY COMPANY


Attest: /s/ SARAH LATORRE                     By: /s/ MARK HUG
        ----------------------------              ------------------------------
Name: Sarah Latorre                           Name: Mark Hug
      ------------------------------                ----------------------------
Title: Admin.                                 Title: CMO
       -----------------------------                 ---------------------------


(SEAL)


                                              ALLMERICA INVESTMENTS, INC.


Attest: /s/ KAREN WARRINGTON                  By: /s/ WILLIAM F. MONROE, JR.
        ----------------------------              ------------------------------
Name: Karen Warrington                        Name: William F. Monroe, Jr.
      ------------------------------                ----------------------------
Title: Admin. Asst.                           Title: President
       -----------------------------                 ---------------------------

(SEAL)


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